SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 12, 2002


                                CKF Bancorp, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       No. 0-25180               61-1267810
----------------------------       ----------------------    -------------------
(State or Other Jurisdiction       Commission File Number     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


            340 West Main Street, Danville, Kentucky          40422
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            (Address of Principal Executive Offices)        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (859) 236-4181
                                                           --------------

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ---------------------------------------------

     On November 12, 2002, effective immediately, Miller, Mayer, Sullivan & Stevens LLP ("MMSS") resigned as independent auditors CKF Bancorp, Inc. (the "Registrant"). On November 12, 2002, the Registrant engaged EKW & Associates, LLP ("EKW") as its successor independent audit firm. The Registrant's engagement of EKW was approved by the Registrant's Audit Committee and approved by the Registrant's Board of Directors on November 12, 2002.

     MMSS served as the Registrant's independent accountants to audit the Registrant's two most recent fiscal year ends. MMSS's reports on the Registrant's financial statements for each of those years (fiscal years ended December 31, 2000 and 2001) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2000 and 2001) and the subsequent interim period from January 1, 2002 through November 12, 2002, there were no disagreements with MMSS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MMSS, would have caused MMSS to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

     The Registrant has provided MMSS with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that MMSS deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. MMSS's letter is filed herewith as Exhibit 16.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           ------------------------------------------------------------------

Exhibit 16   Letter of Miller, Mayer, Sullivan & Stevens LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CKF BANCORP, INC.



                                    By:/s/ John H. Stigall
                                       --------------------------------------
                                       John H. Stigall
                                       President and Chief Executive Officer
                                       (Duly Authorized Representative)


Dated:  November 12, 2002